Exhibit 99.1
PowerSecure Announces Basil Briggs Retires as Chairman,
Anthony Pell Assumes Post
Wake Forest, N.C. — October 16, 2008 — PowerSecure International, Inc. (Nasdaq: POWR) today announced that Basil M. Briggs, 72, who has served as the non-executive Chairman of the Board of the Company since April 2007 and on the Board of Directors of the Company since 1991, has retired for health reasons. The Board has appointed Anthony D. Pell, an independent director who has served on the Board since 1994, and who also serves as the Chairman of the Audit Committee and a member of the Compensation and the Nominating and Corporate Governance Committees, to serve as the new non-executive Chairman of the Board. These changes are effective today.
Mr. Briggs said, “It has been a wonderful experience to be able to serve such a terrific Company with an outstanding future. I will dearly miss my role on PowerSecure’s Board, and being part of the PowerSecure team as the Company fulfills its terrific potential. However, after consulting with my doctor, it is clear that I must put ‘first things first’, and reduce my professional activities significantly to focus on my health, including retiring from the PowerSecure board and other boards with which I am affiliated. I wish the entire PowerSecure team continued success.”
“It is with great regret that we announce Mickey Briggs’ retirement. Mickey has been a sage voice of experience in Board matters since the Company’s inception and has been a real asset to the Company, its stockholders, and his fellow directors. We will miss him at our board meetings and we wish him the best,” said Mr. Pell.
Mr. Briggs had been serving on the Board’s Audit and Nominating and Corporate Governance Committees, and was a past Chairman of the Compensation Committee. The Company intends to begin a search for a new independent director to fill the vacancy resulting from Mr. Briggs’ retirement. Mr. Pell, the Company’s new non-executive Chairman of the Board, will continue his service as the Chairman of the Audit Committee as well as a member of the Compensation and Nominating and Corporate Governance Committees.
Sidney Hinton, PowerSecure’s Chief Executive Officer, said, “We have been wonderfully blessed to have Mickey Briggs on our Board since the beginning. His contributions are countless, and we will miss him, but we are also very happy that he will be taking this step to improve his personal health, and we support him one hundred percent. We are very pleased to have Tony Pell serve as our Chairman, and look forward to his continued contributions to our Board. His always thoughtful counsel and insight, as well as his background and expertise in the energy and financial services industries, will continue to be of a great benefit to the Company as we move forward.”

About PowerSecure
PowerSecure International, Inc. is focused on delivering value to utilities and their commercial, institutional, and industrial customers in the areas of Interactive Distributed Generation®, Utility Infrastructure, Energy Conservation and Efficiency, and Energy Services. PowerSecure’s core Distributed Generation business leads the energy management and conservation industry by enabling utilities avoid new investments in utility infrastructure for transmitting and distributing power, and locating the generation at business sites. PowerSecure is a pioneer in developing utility partnerships that provide utilities with dedicated electric power generation assets, and businesses with the most dependable standby power available in the industry. The Company’s intelligent Interactive Distributed Generation® monitoring systems, in conjunction with superior switching technology, manage load curtailment and peak demand to ensure that power is available when needed, and ensure maximum efficiencies are achieved. PowerSecure also provides utilities with regulatory consulting, power system and transmission engineering and construction, and conservation services, as well as providing businesses with energy efficiency products and services. The Company provides additional energy services to the oil and natural gas industry through its Southern Flow and WaterSecure business units. Additional information is available at www.powersecure.com.
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the outlook for the businesses discussed in this press release and the Company’s future revenues, earnings, margins, and other financial and operating information and data; the outlook for growing the Company through innovative energy management and conservation; business operations and prospects for the Company; the outlook for future gains in the Company’s revenues due to its business initiatives; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the size, timing and terms of sales and orders, including the Company’s revenue backlog discussed in this press release, large customer orders, and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the ability of the Company to obtain adequate supplies of key components and materials for their products and technologies on a timely and cost-effective basis; the ability of the Company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to manage its growth and to address the effects of any future changes in utility tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the Company to attract, retain, and motivate key personnel; changes in the energy industry in general and the electricity and natural gas markets in particular, including price levels; the effects of competition; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; the effects of pending and future litigation, claims and disputes; as well as those other risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760
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